Exhibit 21.1

Subsidiaries of Ryan Specialty Holdings, Inc.

Entity Name	Country of Incorporation / Organization
New Ryan Specialty, LLC	United States, Delaware
Ryan Specialty, LLC	United States, Delaware
Ryan Services Group, LLC	United States, Delaware
RSG Underwriting Managers, LLC	United States, Delaware
WKFC Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
EmergIn Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Technical Risk Underwriters, a series of RSG Underwriting Managers, LLC	United States, Delaware
Life Science Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Sapphire Blue, a series of RSG Underwriting Managers, LLC	United States, Delaware
Power Energy Risk , a series of RSG Underwriting Managers, LLC	United States, Delaware
Concord Specialty Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
RSG Group Program Administrator, LLC	United States, Delaware
RSG Specialty, LLC	United States, Delaware
International Facilities Insurance Services, Inc.	United States, California
SafeWaters Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
CorRisk Solutions, a series of RSG Underwriting Managers, LLC	United States, Delaware
Concord Specialty Risk of Canada, LLC	United States, Delaware
Capital Bay Underwriting, LLC	United States, Delaware
Smooth Waters, LLC	United States, Delaware
RSG Platform, LLC	United States, Delaware
Stetson Insurance Funding, LLC	United States, Delaware
SUITELIFE Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Trident Marine Managers, a Series of RSG Specialty, LLC	United States, Delaware
Ryan Alternative Risk, a Series of RSG Specialty, LLC	United States, Delaware
SUITELIFE Underwriting Managers, a series of RSG Specialty, LLC	United States, Delaware
Ryan Re Underwriting Managers, LLC	United States, Delaware
StartPoint Executive Risks US, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Specialty Transactional Risks US, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Specialty Transportation Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Verdant Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
JEM Underwriting Managers, LLC	United States, Delaware
Global Special Risks, a series of RSG Specialty, LLC	United States, Delaware
Irwin Siegel Agency, a series of RSG Specialty, LLC	United States, Delaware
Emerald Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
KRP Managers, LLC	United States, Delaware
Ryan Specialty Holdings International Limited	United Kingdom
Jubilee Group Holdings Limited	United Kingdom
Ryan Specialty Nordics AB	Sweden
Ryan Specialty Denmark A/S	Denmark
Hunter George & Partners Limited	United Kingdom
Ryan Specialty International Limited	United Kingdom
Ryan Specialty Services Centre Limited	United Kingdom
RSG Construction and Specialty AB	Sweden
RSG Insurance Services of Canada Limited	Canada
Ryan Specialty Group Spain Agencia de Suscripcion, SL	Spain
Keystone Risk Brokerage, LTD	Bermuda
Ryan Specialty Nordics AB, UK Branch	United Kingdom
Ryan Specialty Nordics AB, Spanish Branch	Spain